SCHEDULE 14A INFORMATION

                           Proxy Statement Pursuant To
                              Section 14(A) Of The
                         Securities Exchange Act Of 1934

                           Filed by the Registrant [x]
                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:
                         [ ] Preliminary Proxy Statement
        [ ] Confidential, for Use of the Commission Only (as permitted by
                                Rule 14a-6(e)(2))
                         [X] Definitive Proxy Statement
                       [ ] Definitive Additional Materials
 [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      COMMONWEALTH CASH RESERVE FUND, INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  $125 per Exchange Act Rules  0-11(c)(1)(ii),  14a-6(i)(1),  14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies: ___________
2)   Aggregate number of securities to which transaction applies: ______________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ______________________________
4)   Proposed maximum aggregate value of transaction: __________________________
5)   Total fee paid: ___________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid: ___________________________________________
2)   Form, Schedule or Registration Statement No.: _____________________
3)   Filing Party: _____________________________________________________
4)   Date Filed: _______________________________________________________

                      COMMONWEALTH CASH RESERVE FUND, INC.

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON JULY 18, 2002

To the Shareholders of Commonwealth Cash Reserve Fund, Inc.

A Special Meeting (the "Special Meeting") of Shareholders of Commonwealth Cash Reserve Fund, Inc. (the "Corporation") will be held at 11:00 a.m. on July 18, 2002, at the Capital Club - Richmond, 1051 East Cary Street, Suite 300-400, Richmond, Virginia 23219, for the following purposes:

1. To elect five directors to serve on the Corporation's Board of Directors until their respective successors have been duly elected and qualified.

2. To approve an investment advisory agreement between the Corporation and PFM Asset Management LLC ("PFM Asset Management") pursuant to which PFM Asset Management will provide investment advisory services to the Corporation.

3.   To  approve  Amended  and  Restated   Articles  of  Incorporation  for  the
     Corporation, including each of the following specific amendments:

     (a)  increasing  the number of shares that the  Corporation is permitted to
          issue   from  500   million   (500,000,000)   shares   to  7   billion
          (7,000,000,000) shares.

     (b) establishing additional classes of capital stock and authorizing the Corporation's Board of Directors to fix the relative rights and preferences of each such class.

     (c) authorizing the Corporation's Board of Directors to establish separate series within each such class and to fix the relative rights and preferences of each such series.

     (d) authorizing the Corporation's Board of Directors, without further action by shareholders, to increase the number of shares the
          Corporation is authorized to issue, to allocate shares to any authorized class of shares and/or to change the name of any class or series, to the extent permitted by the Virginia Stock Corporation Act.

4. To ratify or reject the selection of Ernst & Young LLP as the Corporation's independent public accountants.

5. To transact such other business as may properly come before the Special Meeting or any adjournment of the Special Meeting.

Shareholders of record at the close of business on May 31, 2002, will be entitled to receive notice of and to vote at the Special Meeting.

                                              By Order of the Board of Directors
                                                                   June 21, 2002

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE CORPORATION OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED FORM OF PROXY, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                      COMMONWEALTH CASH RESERVE FUND, INC.
                                  P.O. Box 1192
                          Richmond, Virginia 23209-1192
                                 (800) 338-3383

                         SPECIAL MEETING OF SHAREHOLDERS
                           to be held on July 18, 2002

                                 PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Commonwealth Cash Reserve Fund, Inc. (the "Corporation") for use at the Special Meeting of Shareholders of the Corporation, and any adjournments thereof, to be held on July 18, 2002, at the Capital Club - Richmond, 1051 East Cary Street, Suite 300-400, Richmond, Virginia at 11:00 a.m., for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

The presence, in person or by proxy, of shares representing at least a majority of the outstanding shares of the Corporation as of the close of business on May 31, 2002 ("Record Date") is required to take action on the proposals outlined in this Proxy Statement. Shareholders of record ("Record Holders") as of the Record Date will be entitled to be present and to vote at the Special Meeting. Each share of capital stock is entitled to one vote, and fractional shares of capital stock are entitled to proportionate shares of one vote. Shareholders do not have cumulative voting rights. On the Record Date, there were 250,395,977.461 shares of the Corporation's capital stock outstanding.

This Proxy Statement and accompanying Proxy Card will be mailed to Record Holders on or about June 22, 2002. By properly executing and returning the Proxy Card, a Record Holder will appoint those individuals named as proxies ("Proxies") to vote on their behalf at the Special Meeting. Shares represented by each such Proxy Card will be voted at the Special Meeting in accordance with the instructions on the Proxy Card. If no instructions are specified, shares will be voted "FOR" each of the proposals set forth in the Proxy Statement. If sufficient votes to approve one or more of the proposals are not received, the Proxies may vote to adjourn the Special Meeting to permit further solicitation of proxies. A Record Holder may revoke their appointment of Proxies by appearing at the Special Meeting and voting in person, by giving written notice of such revocation to the Corporation or by returning a subsequently dated Proxy Card to the Corporation.

Proxy solicitations will be made primarily by mail, but such solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Corporation or its investment adviser, and without separate compensation. The costs of proxy solicitation and expenses incurred in connection with the preparation and mailing of this Proxy Statement and its enclosures will be paid by the Corporation's investment adviser, which will also reimburse nominees and other fiduciaries for their reasonable expenses in forwarding solicitation materials to their principals. Additional expenses associated with any solicitation made by telephone, telegraph or personal interviews is expected to be minimal and will be paid by the Corporation's investment adviser as well. There will be no cost to the Corporation or to its shareholders.

Copies of the Corporation's most recent Annual Report to Shareholders, dated March 31, 2002, have been previously delivered to shareholders of the Corporation. Shareholders may obtain additional copies of such report without charge by writing to the Corporation at P.O. Box 1192, Richmond, Virginia 23209-1192 or by calling toll free 1-800-338-3383.

                              SUMMARY OF PROPOSALS
                              --------------------

Proposal No. 1 (Election of Directors).
---------------------------------------
At the Special Meeting, shareholders will be asked to re-elect each of the current members of the Corporation's Board. Information about each of the nominees, including those individuals who would serve as Independent Directors of the Corporation, is set forth later in this Proxy Statement.

       THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH NOMINEE.

Proposal No. 2 (Consideration of a New Investment Advisory Agreement).
----------------------------------------------------------------------
Since 1994, Public Financial Management, Inc. ("PFM") has provided investment advisory services to the investment portfolio of money market instruments ("CCRF" or the "Fund") represented by the Corporation's currently issued and outstanding shares. The shareholders of PFM have organized a separate company, PFM Asset Management, LLC ("PFM Asset Management"), which company is designed to offer similar investment advisory and asset management services. PFM has proposed that the Corporation terminate its existing investment advisory agreement with PFM and enter into a new investment advisory agreement with PFM Asset Management. The proposed agreement is substantially the same as the existing agreement, including the fee payable by the Corporation, the services to be provided to the Corporation, and the expenses to be borne by each party to the agreement. The only differences between the agreements are for the identity of the service provider, the commencement date, and minor typographical changes. The Corporation's Board, including a majority of those members of the Board ("Independent Directors") who are not "interested persons" of the Corporation within the meaning of the Investment Company Act, has approved the proposed agreement. Under the Investment Company Act of 1940 ("Investment Company Act"), however, the Corporation may enter into the proposed agreement only with the approval of the shareholders of the Corporation. A copy of the proposed agreement appears as Exhibit A to this Proxy Statement. Detailed information about PFM and PFM Asset Management appears under the heading "Management of the Fund."

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2.

Proposal No. 3. (Amendment and Restatement of the Articles of Incorporation).
-----------------------------------------------------------------------------
The Corporation is organized under the Virginia Stock Corporation Act and is registered as an open-end management investment company under the Investment Company Act. All shares of the Corporation are currently part of the single class of shares1 authorized under the Corporation's Articles of Incorporation, with each share representing a proportionate interest in a single investment portfolio of money market instruments ("CCRF" or the "Fund"). In addition, because the existing class consists of only a single series, all shareholders are entitled to the same relative rights and preferences (including various administrative, transfer agency and distribution expenses) as all other shareholders. In the view of management, the "single class, single series" capital structure limits the Corporation's ability to establish other investment portfolios that might be of interest to existing municipal or other institutional investors, or to take advantage of certain distribution channels that may otherwise be available to the Corporation. For this reason, PFM and the Board of Directors have recommended the adoption of certain amendments to the Corporation's Articles of Incorporation and the restatement of the Corporation's Articles of Incorporation to reflect such amendments. Taken together, these amendments will enable the Corporation to offer a separate series of CCRF to investors, other than those to whom it is currently offered, for whom an investment in CCRF may be suitable and to offer additional investment portfolios, whose investment policies and strategies may differ from those of CCRF, to those investors for whom such an investment may be appropriate. Under the Virginia Stock Corporation Act, these actions may not be taken without the approval of the Corporation's shareholders. A copy of the Corporation's Articles of Incorporation in the form in which they will be amended and restated if each of the proposed amendments are approved at the Special Meeting appears as Exhibit B to this Proxy Statement.

--------
1 NOTE: The Virginia Stock Corporation Act (the "Virginia Act") uses the terms "class" and "series" in a manner different from the mutual fund industry typical disclosure and other documents. The Virginia Act uses the term "class" to represent what the mutual fund industry means by the "portfolio" or "series." Likewise, the Virginia Act uses the term "series" to represent what the mutual fund industry means by "class." Since the Corporation's Articles of Incorporation use the terms specified in the Virginia Act, the same terms are used consistently throughout this Proxy Statement.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 3.

Proposal No. 4. (Ratification of the Selection of Accountants)
--------------------------------------------------------------
At the Special Meeting, shareholders will be asked to ratify or reject the Board's selection of Ernst & Young LLP to act as the Corporation's independent public accountants for the fiscal year ending March 31, 2003. Information about Ernst & Young LLP is set forth later in this Proxy Statement.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 4.

VOTING REQUIREMENTS. A plurality of all votes cast is required (assuming that a quorum is present at the Special Meeting) to elect the Corporation's directors (Proposal 1). A "plurality" means that each of the nominees receiving the greatest number of votes will be elected, regardless of the number of votes cast. The affirmative vote of the holders of "a majority of the outstanding voting securities" of the Corporation on the Record Date is necessary to approve Proposals 2 and 4. As defined by the Investment Company Act, a "majority of the outstanding voting securities" of the Corporation means the lesser of (1) 67% of the shares of the Corporation present at a meeting of shareholders if the owners of more than 50% of the shares of the Corporation then outstanding are present in person or by proxy; or (2) more than 50% of the outstanding voting securities of the Corporation. Each of the proposed amendments that comprise Proposal 3 requires the affirmative vote of the holders of more than 50% of the Corporation's issued and outstanding shares of as of the Record Date.

                        PROPOSAL 1: ELECTION OF DIRECTORS

The Corporation's Board of Directors is responsible for the overall supervision of the Fund and the Corporation and for supervision of the various organizations that provide services to the Corporation. At the Special Meeting, shareholders will be asked to elect five (5) directors to serve on the Corporation's Board. Each member of the Board will hold office until his successor is elected and qualified or until his earlier resignation or removal. Vacancies on the Board may be filled by the remaining Board members until the next shareholders' meeting. Information about each of the nominees is set forth below. Each nominee currently serves on the Corporation's Board; each has also consented to being named in this Proxy Statement and to serve if elected. If any such nominee should be unable to serve (an event not now anticipated) the persons named as Proxies may vote for other persons in their discretion. A shareholder may instruct the persons named as Proxies not to vote the shares represented by his proxy for any or all of the nominees.

NOMINEES. The following table sets forth certain information about each of those nominees who are "interested persons" of the Corporation (as that term is defined in the Investment Company Act) as a result of his position as an officer of the Corporation's investment adviser or distributor, respectively.

NAME, ADDRESS AND     POSITION(S)    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS      NUMBER OF        OTHER
------------------    -----------    -------------------------------------------      ---------        -----
        AGE            HELD WITH                                                     PORTFOLIOS    DIRECTORSHIPS
        ---            ---------                                                     ----------    -------------
                      CORPORATION                                                    IN COMPLEX       HELD BY
                      -----------                                                    ----------       -------
                                                                                     OVERSEEN BY     DIRECTOR
                                                                                     -----------     --------
                                                                                      DIRECTOR
                                                                                      --------

Martin P. Margolis    Director,     President,  PFM  Asset Management LLC, 2001 to        1              0
One Keystone Plaza,   Vice          Present;   Vice  President,  Public  Financial
Suite 300             President     Management, Inc., 1986-present.
North Front &         (since
Market Streets        1996)
Harrisburg, PA
17101
Age: 57

Jeffrey A. Laine      President,    President,   Commonwealth   Financial   Group,        1              0
30 Cohasset Lane      Director      Inc.,    (the    Corporation's    Distributor)
Cherry Hill, NJ       and           1994-present;   President,   Laine   Financial
08003                 Treasurer     Group,  Inc.,  (an  investment  advisory firm)
Age: 44               (since        1992-present.
                      1986)

The following table sets forth certain information about those nominees who, if elected, will serve as Independent Directors of the Corporation (hereinafter, "independent nominees"). The business address of each is One Keystone Plaza, Suite 300, North Front & Market Streets, Harrisburg, Pennsylvania, 17101. As previously noted, each such nominee currently serves on the Corporation's Board as an Independent Director. The Independent Directors are responsible for the nomination of any individual to serve as an Independent Director.

  NAME, ADDRESS,      POSITION(S)            PRINCIPAL OCCUPATION(S)               NUMBER OF         OTHER
  --------------      -----------            -----------------------               ---------         -----
        AGE            HELD WITH               DURING PAST 5 YEARS               PORTFOLIOS IN   DIRECTORSHIPS
        ---            ---------               -------------------               -------------   -------------
                      CORPORATION                                                 THE COMPANY       HELD BY
                      -----------                                                 -----------       -------
                                                                                    OVERSEEN        DIRECTOR
                                                                                    --------        --------
Giles Dodd            Director      Retired Finance Assistant to City Manager,         1               0
Age: 75               (since        City of Greenville, South Carolina; Member
                      1996)         International City Management Association;
                                    Virginia   Local   Government   Management
                                    Association, Government  Finance  Officers
                                    Association;   Past   President   Virginia
                                    Government Finance Officers Association.

Robert J. Fagg, Jr.   Director      Retired  Director  of  the  Annual  Giving         1               0
Age: 62               (since        Program, Virginia Commonwealth University,
                      1986)         1981-1998, Development Officer, 1974-1981.

Robert R. Sedivy      Director      Vice  President-Finance   and   Treasurer,         1               0
Age: 56               (since        Collegiate   School,  Richmond,  Virginia,
                      1996)         1988-present.

ABOUT THE BOARD OF DIRECTORS. The Board generally conducts regular meetings four times a year and may hold special meetings as the need arises. Meetings may be held by telephone or in person. During the calendar year ended December 2001, the Board held four meetings. Each of the board members attended at least 75% of the Board meetings held during his tenure on the Board. The Board has not established an audit, executive or other committee. Each Independent Director receives a fee of $1,000 annually and $250 for each Board meeting attended, plus reimbursement for out-of-pocket expenses for serving in that capacity. A director may resign or may be removed by a vote of the holders of a majority of the outstanding shares of the Corporation at any time. The table below sets forth the compensation received by each of the directors in connection with their services on the Corporation's board during the fiscal year ending on March 31, 2002.

                             AGGREGATE                                               TOTAL COMPENSATION
                         COMPENSATION FOR   PENSION/RETIREMENT   ESTIMATED ANNUAL   FROM THE CORPORATION
         NAME              BOARD SERVICE         BENEFITS            BENEFITS          UPON RETIREMENT
         ----              -------------         --------            --------          ---------------
INTERESTED DIRECTORS

   Jeffrey A. Laine           none(1)              none                none                none

   Martin Margolis            none(1)              none                none                none

INDEPENDENT DIRECTORS

   Giles Dodd                  $2,000              none                none               $2,000

   Robert J. Fagg, Jr.         $2,000              none                none               $2,000

   Robert R. Sedivy            $1,750              none                none               $1,750

     (1) Mr. Margolis is an officer of PFM and of PFM Asset Management and is compensated by those organizations. Mr. Laine is an officer of the distributor of CCRF. The distributor receives compensation from the Corporation for distribution services. Further information is set forth in this Proxy Statement under the heading and "Management of the Fund."

DIRECTOR OWNERSHIP OF SECURITIES OF THE CORPORATION. As shown in the table below, none of the directors or their families are shareholders of CCRF. The table below sets forth information about each Director's beneficial ownership interest in shares of the Corporation as of March 31, 2002.(1)

                                                             AGGREGATE DOLLAR
                                                              RANGE OF EQUITY
                                        DOLLAR RANGE OF      SECURITIES IN ALL
                                     EQUITY SECURITIES IN    FUNDS OVERSEEN BY
               NAME                        THE FUND              DIRECTOR
               ----

       INTERESTED DIRECTORS

          Jeffrey A. Laine                  none(1)               none(1)

          Martin Margolis                   none(1)               none(1)

       INDEPENDENT DIRECTORS

          Giles Dodd                        none(1)               none(1)

          Robert J. Fagg, Jr                none(1)               none(1)

          Robert R. Sedivy                  none(1)               none(1)

     (1) The figures shown include shares held directly by the indicated director and shares held by members of his immediate family.

During the last two calendar years ended December 31, 2001, and to the knowledge of the Corporation:

1) None of the nominees who are Independent Directors had any direct or indirect material interest in any transaction or series of transactions with the Corporation, the Adviser or the Distributor, or with any person who (i) is an officer of; (ii) controls or is controlled by; or (iii) under common control with the Corporation, the Adviser or the Distributor (the Corporation's principal underwriter) (each, a "Transaction Affiliate").
2) No immediate family member of any Independent Director had any direct or indirect material interest in any transaction or series of transactions with any Transaction Affiliate.
3) No Independent Director (or any member of his immediate family) owned, beneficially or of record, any securities issued by any Transaction Affiliate or any person who controls, is controlled by or is under common control with any Transaction Affiliate had any direct or indirect ownership. No Independent Director (or any member of his immediate family), directly or indirectly, has or shares voting or investment power over any such securities.
4) None of the Independent Directors served on the board of directors or any company with any Director who is not an Independent Director of the Corporation.

The term "immediate family member," as used above, means a person's spouse, a child residing in the person's household (including step and adoptive relationships) and any dependent of such person. In determining "materiality," officers of the Corporation have evaluated the significance of any transaction or relationship in light of all circumstances to prospective investors in the Corporation. Relevant factors include the amount involved in the transaction and the relationship of the parties to one another and to the Corporation. Transactions that involve amounts of $60,000 or less and relationships that involve the provision of investment advisory, brokerage or similar financial services on a basis that does not afford "special treatment" are not considered "material." Similarly, where an Independent Director's interest in a transaction that might otherwise be "material" arises solely because a company in which the Independent Director holds an equity or creditor interest has engaged in a transaction with a Transaction Affiliate, such interest shall not be deemed "material" absent other circumstances that are determined to be significant to prospective investors in making an investment decision.

PROPOSAL 2: APPROVAL OF AN INVESTMENT ADVISORY AGREEMENT FOR THE CORPORATION

INTRODUCTION. Currently, PFM provides other financial services, in addition to traditional investment advisory services, to its clients. The owners of PFM determined their preference to separate over time the investment advisory service business from the other financial services business. Therefore, they determined the appropriate means to be to conduct investment management business through a different business entity which is distinct from PFM. Accordingly, the principals of PFM recommended and requested that the Board approve a new investment advisory agreement between PFM Asset Management (whose principals are the same as those of PFM) and the Corporation. At a meeting of the Board of Directors of the Corporation held on April 25, 2002, the Corporation's

Board of Directors, including those members of the Board who are Independent Directors, considered and approved such an agreement ("Proposed Advisory Agreement"). At the Special Meeting, shareholders of the Corporation will be asked to approve the Proposed Advisory Agreement. A copy of the Proposed Advisory Agreement appears as Exhibit A to this Proxy Statement.

CONSIDERATION BY THE BOARD OF DIRECTORS. In approving the Proposed Advisory Agreement, the Board considered the fact that all material terms and conditions of the Proposed Advisory Agreement, including the fee to be paid to, and the services to be provided by, PFM Asset Management, are the same as those contained in the advisory agreement ("Existing Agreement") currently in effect between the Corporation and PFM. The Board also considered the services to be provided by PFM Asset Management under the Proposed Advisory Agreement, as well as the experience and background of the personnel who will be providing such services. The Board of Directors also considered the fact that, although PFM Asset Management does not currently provide investment advisory services to any other registered investment company, representatives of PFM and PFM Asset Management have stated that those individuals who will be responsible for providing investment advisory services to the Fund if the Proposed Advisory Agreement is approved are the same at those who currently provide such services to the Fund under the Existing Agreement. In connection with its deliberations, the Board received representations from PFM and PFM Asset Management that, with the exception of one individual, the constituent members of PFM Asset Management are identical to the shareholders of the PFM and further, that the interest of each such member is proportionately the same as his or her interest in PFM. Finally, in considering the Proposed Advisory Agreement, the Board was informed with respect to the administration and transfer agency services currently provided to the Corporation by PFM and PFM's intention to request that these services be provided by PFM Asset Management in the future. Further information about these services appear in the Proxy Statement under the heading "Management of the Fund: Other Service Arrangements."

DESCRIPTION OF PROPOSED ADVISORY AGREEMENT. As noted above, the Proposed Advisory Agreement is substantively identical to the Existing Agreement. Each such agreement provides that the named adviser is responsible for (1) providing a continuous investment program for the Fund, including research and management with respect to all securities and investments and cash equivalents in the Fund's portfolio; (2) calculating the Fund's net asset value; and (3) paying all expenses incurred by it in providing these services to the Fund, other than the cost of securities (including brokerage commissions, if any) purchased for the Fund. Both the Proposed Advisory Agreement and the Existing Agreement provide for the payment of an advisory fee by the Fund, that is computed daily and payable monthly, at an annual rate of .12 of 1% of the first $200 million of average daily net assets, .10 of 1% of the average daily net assets over $200 million but under $400 million, .09 of 1% of the average daily net assets over $400 million but under $600 million, and .08 of 1% of the average daily net assets over $600 million. In addition, both the Proposed Advisory Agreement and the Existing Agreement provide that all expenses not expressly assumed by PFM Asset Management, as the case may be, are paid by the Corporation, including legal and audit expenses, fees and expenses of the Corporation's custodian, expenses associated with proxy statements and reports to shareholders, out-of-pocket costs of the Corporation's transfer agent, bookkeeping and accounting agent, share issuance and redemption costs, expenses related to the registration of the Fund and its shares under federal and state securities laws, interest, taxes and other nonrecurring expenses, including litigation. Finally, both the Proposed Advisory Agreement and the Existing Agreement provide that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, that the named adviser will not liable for any error of judgment, mistake of law or loss in connection with its performance under its advisory agreement with the Fund.

If the Proposed Advisory Agreement is approved by the Corporation's shareholders, it is anticipated that the Proposed Advisory Agreement will become effective on or about July 19, 2002, upon termination of the Existing Agreement, and will remain in effect, unless sooner terminated in accordance with its terms, for two years. Thereafter, such agreement will continue in effect from year to year so long as it is approved annually by vote of the Corporation's Board of Directors in accordance with the provisions of the Investment Company Act. If, however, the Proposed Advisory Agreement is not approved by the shareholders, the Existing Agreement will continue in effect.

PROPOSAL NO. 3 APPROVAL OF AMENDED AND RESTATED ARTICLES OF INCORPORATION

INTRODUCTION. Although many aspects of the operation of a mutual fund are governed by the Investment Company Act, each fund is required to organize under the laws of a state and to create and be bound by organizational documents that outline how it will operate. The Corporation is organized under the laws of the Commonwealth of Virginia and is governed by its articles of incorporation ("Current Articles"). The Current Articles provide for the issuance of only one class of shares. In addition, the Current Articles do not currently include a provision authorizing the Corporation to establish separate series of shares within the existing class, although such a provision would be consistent with the Virginia Stock Corporation Act if the Articles of Incorporation permit it.

In the view of management, the "single class, single series" capital structure limits the Corporation's ability to establish other investment portfolios that might be of interest to existing municipal or other institutional investors. Further, the inability to establish separate series of shares within a class of shares makes it difficult for the Corporation to tailor administration services to better serve the needs of particular investors or to take advantage of certain distribution channels that may otherwise be available to it.

In order to assure that the Corporation has the flexibility to consider such opportunities in the future, PFM and the Corporation's Board recommend that the Current Articles be amended to permit the Board, without further action by the Corporation's shareholders, to authorize one or more additional classes of shares ("Classes"), each representing interests in a separate investment portfolio with such characteristics, rights and preferences as the Board may determine, and to establish separate series of shares ("Series") within any class of shares issued by the Corporation. PFM and the Board further recommend that the Corporation be authorized to increase the aggregate number of shares that the Corporation is authorized to issue.

If this Proposal 3 is approved at the Special Meeting, the Current Articles will be Amended and Restated, as set forth in Exhibit B ("Proposed Articles"). The Proposed Articles would, if approved:

     1. increase to seven billion the number of shares that the Corporation is authorized to issue.

     2. establish three separate classes of shares, designated as the Commonwealth Cash Reserve Fund, Federal Portfolio and the Money Market Portfolio and allocate such newly authorized shares among such Classes.

     3. authorize the Board to fix the rights and preferences of any class prior to the issuance of shares of any Class, and to classify shares of any Class as shares of a separate Series within such Class prior to issuance of such separate Series.

     4. establish Series A of the Commonwealth Cash Reserve Fund Class, and designate all of the issued and outstanding shares of the Corporation as shares of the Commonwealth Cash Reserve Fund - Series A and allocate one billion authorized shares to such new Commonwealth Cash Reserve Fund - Series A.

     5. include specific provisions governing the manner in which the assets and liabilities of the Corporation will be allocated among the Classes (and separate Series within each Class) and the voting rights that will be accorded each Class (and separate Series within each Class).

     6. authorizing the Corporation's Board of Directors, without further action by shareholders, to increase the number of shares the corporation is authorized to issue, to allocate shares to any authorized class of shares and/or to change the name of any class or series, to the extent permitted by the Virginia Stock Corporation Act.

     7. reflect the deletion of certain outdated information and renumber the remaining articles to reflect such deletions and the changes listed above.

IMPACT OF THE PROPOSAL 3. This proposal is intended to enhance the Corporation's ability to sell its shares to the various categories of investors present in today's marketplace. Management believes that the ability to issue additional Classes of shares, each representing a proportionate interest in a particular investment portfolio, will allow the Board to consider establishing other investment portfolios that might be of interest to existing municipal or other institutional investors. Similarly, the ability to establish separate Series within a Class will, in the view of management, allow the Board to consider opportunities for broadening the Corporation's shareholder base that are not available to it under the Current Articles. In general, the shares of each separate Series within a particular Class would be identical in all respects except that the allocation of distribution, administrative, support service and related incremental expenses (i.e., transfer agency, postage, printing) would be specific to each class. This would enable investors to choose the separate Series that best suits their individual situations, and thus potentially attract new investors. For example, certain institutional investors purchase shares of mutual funds through financial intermediaries. Often that financial intermediary is compensated for the advice and services it provides the institution. Many mutual funds compensate the financial intermediary to the extent the financial intermediary directs investments into such mutual funds. Currently, the Corporation cannot attract institutional clients of such intermediaries because it lacks the authority to structure a separate Series with the necessary pricing and service structure. In short, management believes that a "multiple class, multiple series" structure may help broaden the Corporation's shareholder base, increase assets and ultimately lower the operating expenses of the Corporation for the benefit of all of the Corporation's shareholders.

If the Proposed Articles are adopted, the interests of Fund shareholders in the assets of CCRF will remain the same as they are today. They will not be diluted or diminished by the adoption of the Proposed Articles or by the issuance of any additional series of the Fund, any additional class of shares or series of any such class in the future. Expenses associated today with either investing in the Funds or with redeeming Fund shares will remain the same with the adoption of this proposal. Shareholders of any future class or series will, however, be entitled to vote on matters that affect their interests in the Corporation, including the right to elect directors and approve or disapprove amendments to the Corporation's articles of incorporation. This means that a proposal submitted to all of the shareholders of the Corporation and favored by the holders of more than a majority of the Fund may be defeated in the event the proposal is not approved by the holders of a majority of all of the Corporation's issued and outstanding shares. Similarly, the holders of a new series of Commonwealth Cash Reserve Fund would be entitled to vote, together with shareholders of Commonwealth Cash Reserve Fund - Series A on matters affecting the entire class, including investment advisory agreements. A further discussion of the voting rights appears below under the heading "Voting Rights."

THE DIFFERENCES BETWEEN THE CURRENT ARTICLES AND THE PROPOSED ARTICLES. The following discussion summarizes the material differences between the Current Articles and the Proposed Articles. The Proposed Articles also contain non-material changes which merely clarify the language are typographical in nature and are not described here. Please review the entire Proposed Articles before deciding how to vote on this Proposal 3.

Classes. Under the Proposed Articles, all issued and outstanding shares of the Corporation will be designated as shares of "Commonwealth Cash Reserve Fund -- Series A" and the Corporation will have the authority to issue up to one billion shares of Commonwealth Cash Reserve Fund -- Series A. All such shares will continue to have rights and privileges identical to those to which such shares are currently entitled. In addition to Commonwealth Cash Reserve Fund -- Series A, the Proposed Articles establish two additional classes of shares. Each share of any such additional Class, when and if issued, will represent a proportionate share of a separate investment portfolio. While the Board will have the authority to establish all other rights and preferences of such additional classes under the Proposed Articles, the number of shares of each such additional class is fixed.

Series. Under the Proposed Articles, the Board has the authority to establish one or more separate Series of shares within any authorized Class. The Board also has the right to establish the rights and preferences of any such Series before the issuance of any shares of such series (e.g. different sales charge or distribution charges; different administrative or transfer agency services) and to classify authorized but unissued shares of a Class as shares of any separate Series of such Class.

Authorized Shares of Capital Stock. The Corporation is now authorized to issue 500,000,000 shares of capital stock. Unlike certain other jurisdictions, Virginia does not permit a corporation to increase the number of shares authorized for issuance without shareholder approval. Virginia law also does not permit a corporation to change the name of the corporation or the name of any class of shares issued by the corporation with out shareholder approval. Accordingly, the Proposed Articles, if approved will establish the issuance by the Corporation of the seven billion shares of capital stock, as follows: two billion shares of Commonwealth Cash Reserve Fund Class; two billion shares of Federal Portfolio Class; and three billion shares of Money Market Portfolio Class.

Voting Rights. If the Proposed Articles are approved, all shares of the Corporation will be voted in the aggregate -- one share, one vote -- on any matter submitted to a vote of shareholders of the Corporation except when the Investment Company Act or the rules and regulations promulgated under that Act require the separate vote of the holders of shares of separate Classes (or separate Series within a Class). Examples of matters on which shareholders of the Corporation will vote in the aggregate are the election of directors and the ratification of the independent auditors for the Corporation. Examples of matters required to be voted upon by each Class separately include approval of investment advisory agreements and distribution agreements. In addition, when a matter affects some but not all Classes or some but not all Series with such Class, only those Classes or Series whose interests are affected by the matter will be permitted to vote on such matter.

Future Authorization. The corporate law of several states afford the Board of Directors of registered investment companies organized as corporations considerable flexibility to increase the number of authorized shares, allocate authorized shares between and among classes and series and changing the names of classes and series. The Virginia Stock Corporation Act is more restrictive and requires the shareholders to approve all such actions. The Proposed Articles include a provision that would permit the Corporation to take advantage of amendments to the Virginia Stock Corporation Act designed to increase the ability of investment companies organized under the Virginia Stock Corporation Act to act with respect to such matters in the event such legislation were enacted by the Commonwealth of Virginia. Although management is not aware of any legislative initiatives in this area, the Proposed Articles were designed to be inclusive in the event such legislation is enacted in the future, no further action from shareholders of the Corporation would be required.

PROPOSAL NO. 4 RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board, including a majority of the Corporation's Independent Directors, has selected Ernst & Young LLP to act as independent public accountants for the Corporation's fiscal year ending March 31, 2003. Ernst & Young LLP has advised the Corporation that (1) it has no direct or indirect financial interest in the Corporation or in PFM or PFM Asset Management or any person that controls, is controlled by or is under common control with PFM or PFM Asset Management; and
(2) during each of the Corporation's two most recent fiscal years, it has not provided professional services to PFM, PFM Asset Management or any person that controls, is controlled by or is under common control with PFM or PFM Asset Management. During the Board's most recent consideration of the selection of auditors for the Corporation, the Board considered Ernst & Young LLP's independence in making their decision.

Audit Fees. The aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of the Fund's annual financial statements for the fiscal year ended March 31, 2002 is $11,500.

All Other Fees. Ernst & Young LLP did not provide any other services to the Corporation, PFM or PFM Asset Management or any entity controlling, controlled by, or under common control with PFM or PFM Asset Management during the most recent fiscal year.

Under the Investment Company Act, the Board's selection must be submitted to the Fund's shareholders for ratification in any year in which a shareholder meeting is held. The enclosed proxy cards provide space for instructions directing the proxies named on the card to vote for, against, or abstain from, ratifying that selection. No representative of Ernst & Young is expected to be present at the Special Meeting although they will have an opportunity to attend and to make a statement, if they desire to do so. If representatives of Ernst & Young LLP are present, they will be available to respond to appropriate questions from shareholders.

                             MANAGEMENT OF THE FUND

INFORMATION REGARDING THE PROPOSED INVESTMENT ADVISOR -- PFM ASSET MANAGEMENT LLC. PFM Asset Management was first organized on July 14, 2001, as a limited liability company under Delaware law. Its principal office is located at One Keystone Plaza, Suite 300, North Front & Market Streets, Harrisburg, Pennsylvania, 17101;

additional  offices are  located at Two Logan  Square,  Suite 1600,  18th & Arch
Streets,  Philadelphia,  Pennsylvania  19103 and at 50  California  Street,  San
Francisco, California 94111. A registered investment adviser under the Investment Advisers Act of 1940, PFM Asset Management has no prior experience in providing portfolio management services to investment companies. As of April 30, 2002, PFM Asset Management had approximately $4.7 billion in assets under management. PFM Asset Management is a limited liability company owned by thirty-three (33) members. The name, business address and principal occupation of each of those individuals who serve as executive officers of PFM Asset Management are:

     NAME AND ADDRESS                        PRINCIPAL OCCUPATION OR EMPLOYMENT
     ----------------                        ----------------------------------

     Martin Margolis                         President,
     One Keystone Plaza, Suite 300           PFM Asset Management LLC
     North Front & Market Streets
     Harrisburg, PA 17101

     Debra J. Goodnight                      Secretary & Assistant Treasurer
     One Keystone Plaza, Suite 300           PFM Asset Management LLC
     North Front & Market Streets
     Harrisburg, PA 17101

     Steve Boyle                             Treasurer & Assistant Secretary
     Two Logan Square, Suite 1600            PFM Asset Management LLC
     18th & Arch Streets
     Philadelphia, PA 19103

INFORMATION REGARDING THE CURRENT INVESTMENT ADVISOR -- PFM. PFM, a registered investment adviser under the Investment Advisers Act of 1940, had, as of April 30, 2002, approximately $6.3 billion in assets under management. Its principal office is located at Two Logan Square, Suite 1600, 18th & Arch Streets, Philadelphia, Pennsylvania, 19103; additional offices are located at One Keystone Plaza, Suite 300, North Front & Market Streets, Harrisburg, Pennsylvania 17101, at 50 California Street, San Francisco, California 94111, and at 99 Summer Street, Suite 1020, Boston, Massachusetts 02110. The name, business address and principal occupation of each of those individuals who serve as executive officers of PFM are as follows:

     NAME AND ADDRESS                        PRINCIPAL OCCUPATION OR EMPLOYMENT
     ----------------                        ----------------------------------

     F. John White                           Chief Executive Officer
     Two Logan Square, Suite 1600            Public Financial Management, Inc.
     18th & Arch Streets
     Philadelphia, PA 19103

     Martin P. Margolis                      Vice President & Treasurer
     One Keystone Plaza, Suite 300           Public Financial Management, Inc.
     North Front & Market Streets
     Harrisburg, PA 17101

     Barbara C. Bisgaier                     Secretary
     Two Logan Square, Suite 1600            Public Financial Management, Inc.
     18th & Arch Streets
     Philadelphia, PA 19103

     Glen M. Williard                        Managing Director
     One Keystone Plaza, Suite 300           Public Financial Management, Inc.
     North Front & Market Streets
     Harrisburg, PA 17101

     NAME AND ADDRESS                        PRINCIPAL OCCUPATION OR EMPLOYMENT
     ----------------                        ----------------------------------

     Keith D. Curry                          Managing Director
     50 California Street                    Public Financial Management, Inc.
     San Francisco, CA 94111

     Stephanie J. Gibson                     Managing Director
     99 Summer Street, Suite 1020            Public Financial Management, Inc.
     Boston, MA 02110

OTHER SERVICE ARRANGEMENTS. PFM currently serves as the Fund's Administrator and Transfer Agent pursuant to separate agreements last approved by the Board at its meeting held on October 17, 2001. The following is a summary of the terms and conditions of the administration agreement and the transfer agency pursuant to which certain services are currently provided to the Fund by PFM. If Proposal 1 is approved by the shareholder, these agreements ("existing service agreements") will be terminated and new service agreements between PFM Asset Management and the Corporation will be executed. The terms and conditions of such new service agreement will, in all materials respects (including the compensation payable under such agreements) be the same as the provisions of the existing service agreements.

Under the Administration Agreement, the Fund is provided with all administrative services required for its operation, other than those relating to its investment portfolio and to the maintenance of its financial records. Such services include maintenance of the Fund's books and records (other than financial books and records); assistance in the preparation of proxy statements, reports to shareholders and directors, and reports to and other filings with the SEC and other governmental agencies; assistance in the preparation of such applications and reports as may be necessary to register or maintain the Fund's registration and/or registration of its share under the securities or blue sky laws of the Commonwealth of Virginia and other states where shares may be sold; and overseeing all relationships between the Fund and its custodian and other service providers. The Administration Agreement provides for the payment of a fee, payable monthly and computed at the close of business each business day at the annual rate of .05 or 1% of average daily net assets.

The Administration Agreement continues in effect from year to year if approved annually by the directors, including a majority of the Independent Directors. The Administration Agreement may be terminated at any time without penalty by the Administrator upon sixty (60) days' written notice to the Fund. It may be terminated by the Fund at any time without penalty upon sixty (60) days' written notice to the Administrator, providing that such termination by the Fund shall be directed or approved by the vote of a majority of its directors, including a majority of the Independent Directors.

Under the Transfer Agency Agreement, the Fund is provided with transfer agency, dividend disbursing agent and registrar services. No fees are payable by the Fund under the Transfer Agency Agreement without the express agreement of the Fund. The agreement provides, however, that out-of-pocket expenses incurred by the named transfer agency will be reimbursed by the Fund. The Transfer Agency Agreement continues in effect unless terminated by either the Fund (upon 60 days written notice) or by PFM Asset Management (upon 90 days written notice). Either party may terminate the Transfer Agency Agreement upon the required notice without penalty.

DISTRIBUTION ARRANGEMENTS. Commonwealth Financial Group, Inc. ("Distributor"), the address of which is 38 Cohasset Lane, Cherry Hill, New Jersey 08003, serves as the Fund's distributor pursuant to an agreement last approved for continuance by the Fund's Board at its meeting held on April 25, 2002. As previously noted, Jeffrey A. Laine, who serves as a director of the Fund as well as its President and Treasurer, is the President of the Distributor.

EXECUTIVE OFFICERS OF THE CORPORATION. Day to day conduct of the affairs of the Fund and the Corporation are the responsibility of the Corporation's officers. The following table provides information concerning individuals who currently serve as officers of the Fund. None of these individuals own, beneficially or of record, any shares of the fund as of May 31, 2002.

                              POSITION(S) HELD WITH FUND AND
    NAME, ADDRESS AND AGE            LENGTH OF SERVICE         PRINCIPAL OCCUPATIONS(S) DURING PAST 5 YEARS
    ---------------------            -----------------         --------------------------------------------

Martin P. Margolis*             Director (since 1996);         Vice President, Public Financial
One Keystone Plaza, Suite 300   Vice President (since 1996)    Management, Inc.; President, PFM Asset
North Front & Market Streets                                   Management LLC
Harrisburg, PA 17101
Age: 57

Jeffrey A. Laine**              President, Director and        President, Laine Financial Group,
38 Cohasset Lane                Treasurer                      Inc., 1992-present.
Cherry Hill, New Jersey 08003   (since 1986)
Age: 44

Arthur E. Anderson II***        Secretary                      Partner, McGuireWoods, L.L.P.
One James Center                (since 1994)
901 E. Cary Street
Richmond, VA 23219
Age: 43

     * Fees received by PFM in connection with advisory services provided to the Corporation are set forth in this Proxy Statement under the heading Summary of Proposals, Proposal 2: Approval of an Investment Advisory Agreement for the Corporation.

     ** Mr. Laine is President of the Fund's Distributor and has acted in that capacity since March 15, 1995. During the fiscal year ended March 31, 2002, Mr. Laine's firm received an aggregate of $22,610 pursuant to the Fund's Rule 12b-1 Plan. Aside from the fees paid to his firm, Mr. Laine did not receive any remuneration for serving as the Fund's President.

     *** Mr. Anderson has been Secretary of the Fund since October 1994 and Mr. Anderson's law firm has been counsel to the Fund since June 13, 1994 and co-counsel since June 8, 1995. During the fiscal year ended March 31, 2002, Mr. Anderson's firm received an aggregate of $13,800 in payment for legal service. Aside from the fees paid to his firm, Mr. Anderson did not receive any remuneration for serving as the Fund's Secretary.

ADVISORY BOARD. As noted earlier in this Proxy Statement, the Board of Directors of the Corporation has appointed an Advisory Board to provide consultation and advice to the Corporation from time to time. Members of the Advisory Board receive no compensation from the Corporation. The following table sets forth certain information about those individuals serving on the Advisory Board as of May 31, 2002.

  NAME, ADDRESS,          POSITION(S)         PRINCIPAL OCCUPATION(S)          NUMBER OF         OTHER
  --------------          -----------         -----------------------          ---------         -----
        AGE                HELD WITH            DURING PAST 5 YEARS          PORTFOLIOS IN   DIRECTORSHIPS
        ---                ---------            -------------------          -------------   -------------
                          CORPORATION                                         THE COMPANY       HELD BY
                          -----------                                         -----------       -------
                                                                               OVERSEEN        DIRECTOR
                                                                               --------        --------
Larry W. Davenport        Advisory       Director of Finance, Southeastern         1               0
1944 Ravencroft Lane      Board Member   Public     Service     Authority,
Virginia Beach, VA        (since 1995)   Virginia, 1998-present; Financial
23454                                    Analyst, City of Virginia  Beach,
Age: 55                                  Virginia, 1998-present.


Dennis W. Kerns           Advisory       Director of Finance, King  George         1               0
11800 Marquis Terrace     Board Member   County, 2001-Present; Director of
Richmond, VA 23233        (since 1996)   Finance, Culpepper  County, 1997-
Age: 65                                  2001; Member  of  the  Government
                                         Finance   Officers   Association;
                                         Past  President  of the  Virginia
                                         Government    Finance    Officers
                                         Association.

                                                                              12

  NAME, ADDRESS,          POSITION(S)         PRINCIPAL OCCUPATION(S)          NUMBER OF         OTHER
  --------------          -----------         -----------------------          ---------         -----
        AGE                HELD WITH            DURING PAST 5 YEARS          PORTFOLIOS IN   DIRECTORSHIPS
        ---                ---------            -------------------          -------------   -------------
                          CORPORATION                                         THE COMPANY       HELD BY
                          -----------                                         -----------       -------
                                                                               OVERSEEN        DIRECTOR
                                                                               --------        --------
Christopher Martino       Advisory       Director   of   Finance,   Prince         1               0
1 County Complex Ct.      Board Member   William County, Virginia,February
Prince William, VA        (since 1996)   1996-present;   Certified  Public
22192                                    Accountant,   Member    of    the
Age: 45                                  Government    Finance    Officers
                                         Association.

Roger W. Mitchell, Jr.    Advisory       Director  of   Finance/Treasurer,         1               0
9461 Jamesons Mill Rd.    Board Member   Town   of   Culpepper,  Virginia,
Culpepper, VA 22701       (since 1994)   1991-present;   Member   of   the
Age: 41                                  Virginia  Treasurers Association;
                                         Member of the Virginia Government
                                         Finance   Officers   Association;
                                         Member    of    Virginia    Local
                                         Government Auditors Association.

Clarence A. Robertson     Advisory       Director of Fiscal Affairs,  City         1               0
1401 Prince Edward St.    Board Member   of Fredericksburg, 1986-present.
Fredricksburg, VA 22401   (since 1998)
Age: 54

                                OTHER INFORMATION

BROKERAGE COMMISSIONS. Brokerage commissions are not usually paid on the purchase, sale, or maturity of the instruments in which the Fund invests. The Fund will seek to obtain the best net price (yield basis) and the most favorable execution of orders. Purchases will be made directly from the issuers or underwriters, or dealers or banks which specialize in the types of instruments purchased by the Fund. Purchases from underwriters will reflect a commission or concession paid by the issuer to the underwriter and purchases from dealers may include the spread between the bid and the ask price. The Corporation paid no brokerage commissions during its last fiscal year.

BROKER NON-VOTES. Broker non-votes are shares held in the name of a broker or nominee as to which instructions have not been received from the beneficial owners or other persons entitled to vote and the broker or nominee does not have discretionary voting authority. Broker non-votes (and abstentions) will be counted as shares present at the Special Meeting for purposes of determining whether a quorum is established but will not be voted on any proposal as to which the abstention or broker non-vote applies. Accordingly, abstentions and broker non-votes will have the effect of a vote against each proposal for which the required vote is a percentage of the shares present at the Special Meeting or outstanding.

INFORMATION REGARDING 5% HOLDERS OF CORPORATION SHARES. Set forth below is certain information as to all persons known to the Corporation to own of record or beneficially 5% or more of the Fund's shares on May 31, 2002.

           INVESTOR                    NUMBER OF SHARES 5/31/02          SHARE %
           --------                    ------------------------          -------

Arlington County                            19,709,540.69                 7.87%
Delaware River Port Authority               58,699,619.07                23.44%
City of Fredericksburg                      22,829,383.58                 9.12%
King George County                          14,264,302.87                 5.70%
City of Norfolk                             27,136,160.63                10.84%
City of Roanoke                             26,363,295.65                10.53%
Prince William County                       22,478,758.74                 8.98%
City of Virginia Beach                      19,356,234.79                 7.73%

VIRGINIA LAW MATTERS. In accordance with Virginia law and under the Corporation's bylaws, the Corporation is not required to hold annual meetings in any year in which the election of directors is not required to be held under the Investment Company Act, and does not intend to do so unless there are matters required to be acted upon by shareholders. In the event the Corporation holds an annual meeting, it will inform shareholders thereof and the date by which proposals of shareholders must be received for inclusion in the Proxy Statement and Form of Proxy for the annual meeting. A shareholder proposal intended to be presented at any meeting of shareholders of the Corporation hereinafter called must be received by the Corporation a reasonable time before the Board of Director's solicitation relating thereto is made in order to be included in the Corporation's Proxy Statement and Form of Proxy relating to that meeting and presented at the meeting. Notice of shareholder proposals to be presented at any annual meeting of shareholders of the Corporation but not intended to be included in the Corporation's Proxy Statement and Form of Proxy relating to that meeting is not required. In order to be presented in the Notice to a Special Meeting, a shareholder proposal must be received by the Corporation a reasonable time before the Board of Director's solicitation relating thereto is made in order to be included in the Corporation's Proxy Statement and Form of Proxy relating to that meeting. Therefore because of the requirement that the only business that may be conducted at a special meeting must be included in the Notice for that meeting, no shareholder proposals may be presented at this Special Meeting. Therefore no shareholder proposals may be presented at the Meeting. The mere submission of a proposal by a shareholder does not guaranty that this proposal will be included in the Proxy Statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

                                                                       EXHIBIT A

                           PROPOSED ADVISORY AGREEMENT

     AGREEMENT, made as of______ , between COMMONWEALTH CASH RESERVE FUND, INC. (herein called the "Company"), and PFM ASSET MANAGEMENT LLC (the "Adviser").

     WHEREAS, the Company is registered as an open-end diversified, management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

     WHEREAS, the Company desires to appoint the Adviser as investment adviser to its investment portfolio (the "Fund");

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. DELIVERY OF DOCUMENTS. The Company has furnished the Adviser with copies properly certified or authenticated of each of the following:

          (a) The Company's Articles of Incorporation, as filed with the Clerk of the State Corporation Commission of the Commonwealth of Virginia on December 8, 1986 and all amendments thereto (such Articles of Incorporation, as presently in effect as it shall from time to time be amended, is herein called the "Articles of Incorporation");

          (b) The Company's By-laws, and amendments thereto (such By-laws, as presently in effect and as it shall from time to time be amended, is herein called the "By-laws");

          (c) Resolution of the Company's Board of Directors authorizing the appointment of the Adviser and approving this Agreement;

          (d) The Company's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission ("SEC") on December 11, 1986 and all amendments thereto;

          (e) The Company's Registration Statement on Form N-1A under the Securities Act of 1933 as amended ("1933 Act") (File No. 33-10754) and under the 1940 Act as filed with the SEC on December 11, 1987, and all amendments thereto; and

          (f) The Company's most recent Prospectus and Statement of Additional Information (such Prospectus, and Statement of Additional Information as presently in effect and all amendments and supplements thereto are herein called the "Prospectus').

     The Company will furnish the Adviser from time to time with copies of all amendments of or supplements to the foregoing.

     2. SERVICES. The Company hereby appoints the Adviser to act as investment adviser to the Fund for the period and on the terms set forth in this Agreement. Intending to be legally bound, the Adviser accepts such appointment and agrees to furnish the services required herein to the Fund with compensation as hereinafter provided.

     Subject to the supervision of the Company's Board of Directors the Adviser will provide with respect to the Fund a continuous investment program, including investment research and management with respect to all securities and investments and cash equivalents in such Fund. The Adviser will compute the Net Asset Value and daily net income of the Fund at the times and in the manner set forth in the Prospectus and resolutions of the Company's Board of Directors applicable to the Fund. The Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. The Adviser will provide the services under this Agreement in accordance with the Fund's investment objective, policies and restrictions as stated in the Prospectus and resolutions of the Company's Board of Directors applicable to the Fund.

     3. COVENANTS BY ADVISER. The Adviser agrees with respect to the services provided to the Fund that it:

          (a) will conform with all applicable Rules and Regulations of the Securities and Exchange Commission;

          (b) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

          (c) will not make loans to any person to purchase or carry Fund shares, or make loans to the Fund;

          (d) will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the Adviser will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with the obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who provide the Company with research advice and other services. In no instance will portfolio securities be purchased from or sold to the Adviser, any sub-adviser, the Administrator, the Distributor, or an affiliated person of the Fund, the Adviser, any sub-adviser, or the Distributor; except as permitted under the 1940 Act;

          (e) will maintain all books and records with respect to the securities transactions for the Fund to the extent agreed upon between the Company and the Advisor, keep the Company's books of account with respect to the Fund and furnish the Company's Board of Directors with such periodic and special reports as the Board may reasonably request with respect to the Fund;

          (f) will treat confidentially and as proprietary information of the Company all records and other information relative to the Company and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld and will be deemed granted where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company).

     4. SERVICES NOT EXCLUSIVE. The services furnished by the Adviser hereunder are deemed not to be exclusive, and the Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

     5. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records, which it maintains for the Company, are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company's request. The Adviser further agrees to maintain the records required by the following sections of Rule 31 under the Investment Company Act of 1940; all in the manner required under Rules 31a-2 and 31a-3: Rule: 31a-1(a); 31a-1 (b) (1),
(2), (3), (5),  through  (1211);  31a-2 (a) (1) except as it refers to 31a-1 (b)
(4); 31a-2 (a) (2); 31a-2 (e); 31a-3.

     6. EXPENSES. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Fund.

     For the services provided and the expenses assumed with respect to the Fund pursuant to this Agreement, the Company will pay the Adviser from the assets belonging to the Fund and the Adviser will accept as full compensation therefor a fee, computed daily and paid monthly, at an annual rate of .12 of 1% of the first $200 million of average daily net assets of the Fund, .10 of 1% of the average daily net assets over $200 million but under $400 million, .09 of 1% of the average daily net assets over of $400 million and over but under $600 million, and .08 of 1% of the average daily net assets over $600 million.

         If in any fiscal year the aggregate expenses of the Fund (as defined under the securities regulations of any state having jurisdiction over the Company) exceed the expense limitations of any such state, the Adviser will waive fees to the extent required to attain compliance. The obligation of the Adviser to waive fees to the Company hereunder is limited in any fiscal year to the amount of its fee hereunder for such fiscal year provided, however, that notwithstanding the foregoing, the Adviser shall waive or reimburse the Company for such excess expenses regardless of the amount of fees paid to it during such fiscal year to the extent that the securities regulations of any state having jurisdiction over the Company so require. Such expenses waiver or reimbursement, if any, will be estimated, reconciled and paid on a monthly basis.

     7. LIMITATION OF LIABILITY. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it or its obligations and duties under the Agreement. Any person, even though also an officer, partner, employee, or agent of the Adviser, who may be or become an officer, Director, employee or agent of the Company, shall be deemed, when rendering service to the Company or acting on any business of the Company (other than services or business in connection with Adviser's duties as investment adviser hereunder), to be rendering such services to or acting solely, for the Company and not as an officer, partner, employee or agent or one under the control or direction of the Adviser even though paid by it.

     8. DURATION AND TERMINATION. This Agreement will become effective as of the date first written above, and shall continue in effect for a period of two years. Thereafter if not terminated, this Agreement shall continue in effect with respect to the Fund for successive annual periods, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Company's Board of Directors who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval; (b) and by a majority of the Company's Board or by vote of a majority of the outstanding voting securities of the Fund. Notwithstanding the foregoing, this Agreement may be terminated at any time without the payment of any penalty, by the Company (by vote of the Company's Board of Directors or by vote of a majority of the outstanding voting securities of the Fund), or by the Adviser on sixty days' written notice. This Agreement will immediately terminate in the event of its assignment. As used in the Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meaning of such terms in the 1940 Act.)

     9. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, except by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective with respect to the Fund until approved by vote of a majority of the outstanding voting securities of the Fund.

     10. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall be not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Virginia law.

     11. NAMES. The names "Commonwealth Cash Reserve Fund, Inc." and "Directors of Commonwealth Cash Reserve Fund, Inc." refer respectively to the Company and the Directors as Directors but not individually or personally, acting from time to time under the Articles of Incorporation dated December 2, 1986, which is hereby referred to and a copy of which is on file at the office of the Clerk of the State Corporation Commission of the Commonwealth of Virginia and the principal office of the Company. The obligations of "Commonwealth Cash Reserve Fund, Inc." entered into in the name or on behalf thereof by any of the Directors, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Directors, Shareholders, or representatives of the Directors personally, but bind only the Company's Property, and all persons dealing with any class of shares of the Company must look solely to the Company's Property belonging to such class for the enforcement of any claims against the Company.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their Officers designated below as of the day and year first above written.

                                   COMMONWEALTH CASH RESERVE FUND, INC.


                                   BY
                                     -------------------------------------------

                                   PFM ASSET MANAGEMENT LLC


                                   BY
                                     -------------------------------------------

                                                                       EXHIBIT B
                                  [UNDERSCORED LANGUAGE REFLECTS NEW PROVISIONS]

                                    PROPOSED
                                    --------

                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                      COMMONWEALTH CASH RESERVE FUND, INC.

                                    ARTICLE I

         The name of the Corporation is Commonwealth Cash Reserve Fund, Inc.

                                   ARTICLE II

(a) NUMBER AND DESIGNATION. The number and designation of shares that the Corporation shall have authority to issue are as follows:

          Class                                            Number of Shares
          -----                                            ----------------

          Commonwealth Cash Reserve Fund                   2,000,000,000
          --------------------------------------------------------------
          Federal Portfolio                                2,000,000,000
          --------------------------------------------------------------
          Money Market Portfolio                           3,000,000,000
          --------------------------------------------------------------

(b)  The Board of  Directors is  authorized  to issue shares for each class from
--------------------------------------------------------------------------------
time to time in one or more  series.  Before  the  issuance  of any  shares of a
--------------------------------------------------------------------------------
series,  Articles of Amendment  establishing such series shall be filed with and
--------------------------------------------------------------------------------
made effective by the State Corporation Commission of Virginia, in the manner as
--------------------------------------------------------------------------------
required by law.
----------------

(c)  All shares of the  Corporation  shall have the rights and  preferences  set
--------------------------------------------------------------------------------
forth in Article III hereof,  provided that the Board of Directors may determine
--------------------------------------------------------------------------------
the preferences, limitations and relative rights, to the extent permitted by the
--------------------------------------------------------------------------------
Virginia Stock  Corporation  Act, of any class of shares of capital stock before
--------------------------------------------------------------------------------
the  issuance  of any shares of that class,  or of one or more  series  within a
--------------------------------------------------------------------------------
class before the issuance of any shares of that series. Each new series shall be
--------------------------------------------------------------------------------
appropriately  designated by a distinguishing  designation prior to the issuance
--------------------------------------------------------------------------------
of any shares thereof.
----------------------

(d)  Nothing in this  Article II shall be deemed to restrict  the ability of the
--------------------------------------------------------------------------------
Board of Directors, without further action by the Corporation's stockholders, to
--------------------------------------------------------------------------------
authorize one or more of the following actions,  if the action or actions sought
--------------------------------------------------------------------------------
to be taken would,  but for this Article II, be permitted by the Virginia  Stock
--------------------------------------------------------------------------------
Corporation  Act: (i)  increase  the number of shares of capital  stock that the
--------------------------------------------------------------------------------
Corporation is authorized to issue; (ii) establish additional classes of capital
--------------------------------------------------------------------------------
stock  of the  Corporation;  (iii)  designate  and  redesignate  authorized  and
--------------------------------------------------------------------------------
unissued  shares of capital stock of the  Corporation  as shares of any class of
--------------------------------------------------------------------------------
stock or as shares of any series within any such class;  or (iv) change the name
--------------------------------------------------------------------------------
of the Corporation,  any class of shares or any series of shares within any such
--------------------------------------------------------------------------------
class.
------

                                   ARTICLE III

(a)  No holder of shares of the capital stock of the Corporation  shall, as such
--------------------------------------------------------------------------------
holder,  have any right to purchase and  subscribe for any shares of the capital
--------------------------------------------------------------------------------
stock of the  Corporation  which  the  Corporation  may  issue or sell  (whether
--------------------------------------------------------------------------------
consisting  of  shares  of  capital  stock   authorized  by  these  Articles  of
--------------------------------------------------------------------------------
Incorporation,  or shares of capital  stock of the  Corporation  acquired  by it
--------------------------------------------------------------------------------
after the issue  thereof,  or other shares) other than any right which the Board
--------------------------------------------------------------------------------
of Directors of the Corporation, in its discretion, may determine.
------------------------------------------------------------------

(b)  Shares of each class of shares of capital  stock of the  Corporation  shall
--------------------------------------------------------------------------------
have the rights and preferences set forth below:
------------------------------------------------

     (i)   Assets Held with Respect to Classes.  All  consideration  received by
           ---------------------------------------------------------------------
           the  Corporation  for  the  issue  or sale of  shares  of any  class,
           ---------------------------------------------------------------------
           together with all assets in which such  consideration  is invested or
           ---------------------------------------------------------------------
           reinvested,  all income, earnings, profits and proceeds thereof, from
           ---------------------------------------------------------------------
           whatever source derived, including,  without limitation, any proceeds
           ---------------------------------------------------------------------
           derived from the sale,  exchange or liquidation  of such assets,  and
           ---------------------------------------------------------------------
           any funds or payments  derived from any reinvestment of such proceeds
           ---------------------------------------------------------------------
           in  whatever  form the same may be  (hereinafter  "assets  held  with
           ---------------------------------------------------------------------
           respect to" such class)  shall  irrevocably  be held with  respect to
           ---------------------------------------------------------------------
           that class for all purposes, subject only to the rights of creditors,
           ---------------------------------------------------------------------
           and  shall  be  so  recorded   upon  the  books  of  account  of  the
           ---------------------------------------------------------------------
           Corporation.  In  the  event  that  there  are  any  assets,  income,
           ---------------------------------------------------------------------
           earnings,  profits and proceeds thereof,  funds or payments which are
           ---------------------------------------------------------------------
           not readily  identifiable  as assets with  respect to any  particular
           ---------------------------------------------------------------------
           class  (collectively,   "General  Assets"),   such  assets  shall  be
           ---------------------------------------------------------------------
           allocated  among the then  outstanding  classes based on the relative
           ---------------------------------------------------------------------
           net asset  value of each such class or on such other  basis as may be
           ---------------------------------------------------------------------
           determined by the Board of Directors,  in its sole discretion,  to be
           ---------------------------------------------------------------------
           fair and equitable,  provided that such method is consistent with the
           ---------------------------------------------------------------------
           Investment  Company  Act  of  1940  and  the  rules  and  regulations
           ---------------------------------------------------------------------
           promulgated thereunder. Any such allocation by the Board of Directors
           ---------------------------------------------------------------------
           shall be conclusive and binding upon the  shareholders of all classes
           ---------------------------------------------------------------------
           for all purposes.
           -----------------

     (ii)  Liabilities  Held with Respect to a Particular  Class.  All expenses,
           ---------------------------------------------------------------------
           costs,  charges and reserves  ("liabilities") of the Corporation that
           ---------------------------------------------------------------------
           are readily  identifiable  as being  attributable  to any  particular
           ---------------------------------------------------------------------
           class or classes  (hereinafter  "liabilities  held with respect to" a
           ---------------------------------------------------------------------
           class) shall be charged  against the assets held with respect to that
           ---------------------------------------------------------------------
           class and shall be  allocated  and  charged  by the  Corporation  to,
           ---------------------------------------------------------------------
           between or among any one or more of such classes and so recorded upon
           ---------------------------------------------------------------------
           the books of account of the Corporation,  provided that the foregoing
           ---------------------------------------------------------------------
           shall not limit the  ability  of the Board of  Directors  to fix,  in
           ---------------------------------------------------------------------
           whole or in part, the preferences, limitations and relative rights of
           ---------------------------------------------------------------------
           any  series  within a class in  accordance  with  Article II of these
           ---------------------------------------------------------------------
           Articles of Incorporation. In fixing such rights and preferences, the
           ---------------------------------------------------------------------
           Board of  Directors  may  allocate to a  particular  series  within a
           ---------------------------------------------------------------------
           single  class  expenses  that are not  allocated to other series with
           ---------------------------------------------------------------------
           such  class.  In the  event  that  there are any  liabilities  of the
           ---------------------------------------------------------------------
           Corporation  that are not  readily  identifiable  as being  held with
           ---------------------------------------------------------------------
           respect to any particular class or classes  ("General  Liabilities"),
           ---------------------------------------------------------------------
           such  liabilities  shall be  allocated  among  the  then  outstanding
           ---------------------------------------------------------------------
           classes  based on the  relative net asset value of each such class or
           ---------------------------------------------------------------------
           on such other basis as may be  determined  by the Board of Directors,
           ---------------------------------------------------------------------
           in its sole discretion, to be fair and equitable,  provided that such
           ---------------------------------------------------------------------
           method is consistent with the Investment  Company Act of 1940 and the
           ---------------------------------------------------------------------
           rules and regulations promulgated thereunder.  Any such allocation by
           ---------------------------------------------------------------------
           the Board of  Directors  shall be  conclusive  and  binding  upon the
           ---------------------------------------------------------------------
           shareholders of all classes for all purposes.
           ---------------------------------------------

     (iii) Voting.  With respect to any matter  submitted to the stockholders of
           ---------------------------------------------------------------------
           the  Corporation,  holders of all classes  (and all  series,  if any,
           ---------------------------------------------------------------------
           within each class) that are affected by such matter  shall vote,  one
           ---------------------------------------------------------------------
           vote  per  share,  in  the  aggregate  and  without  differentiation.
           ---------------------------------------------------------------------
           Notwithstanding  the  foregoing,  to the extent  that the  Investment
           ---------------------------------------------------------------------
           Company Act of 1940 or rules  promulgated  thereunder  provide that a
           ---------------------------------------------------------------------
           matter shall not be deemed to have been  effectively  acted upon with
           ---------------------------------------------------------------------
           respect  to any  affected  class or  series  unless  approved  by the
           ---------------------------------------------------------------------
           holders  such class or  series,  the  holders  of each  class  and/or
           ---------------------------------------------------------------------
           series,  as the  case may be,  shall  vote  separately,  one vote per
           ---------------------------------------------------------------------
           share,  on such matter,  provided that holders of any class or series
           ---------------------------------------------------------------------
           within a class that is not affected by a matter shall not be entitled
           ---------------------------------------------------------------------
           to vote with respect to such matter.
           ------------------------------------

     (iv)  Equality. All shares of each particular class shall have preferences,
           ---------------------------------------------------------------------
           limitations and relative rights identical to those of other shares of
           ---------------------------------------------------------------------
           the  same  class  and  all  such  shares  shall  represent  an  equal
           ---------------------------------------------------------------------
           proportionate interest in the assets held with respect to such class,
           ---------------------------------------------------------------------
           except  (a) to the  extent  that the Board of  Directors  shall  have
           ---------------------------------------------------------------------
           established  two or more  separate  series  within any such class and
           ---------------------------------------------------------------------
           shall have established  differing  relative rights for such series in
           ---------------------------------------------------------------------
           accordance  with Article II of these Articles of  Incorporation;  and
           ---------------------------------------------------------------------
           (b) except as set forth in Section  (b)(iii) of this Article III. All
           ---------------------------------------------------------------------
           shares of a series shall have  preferences,  limitations and relative
           ---------------------------------------------------------------------
           rights  identical  to those of other  shares of the same  series and,
           ---------------------------------------------------------------------
           except to the extent  otherwise  provided in the  description  of the
           ---------------------------------------------------------------------
           series (and except as set forth in Section  (b)(iii) of this  Article
           ---------------------------------------------------------------------
           III) with those of shares of other
           ----------------------------------
           series of the same class.  Any fractional  share of any class (or any
           ---------------------------------------------------------------------
           series  within  any class)  shall  carry  proportionately  all of the
           ---------------------------------------------------------------------
           rights  and  obligations  of a whole  share of such  class or series,
           ---------------------------------------------------------------------
           including  rights with respect to voting,  receipt of  dividends  and
           ---------------------------------------------------------------------
           distributions,   redemption   of  shares  and   termination   of  the
           ---------------------------------------------------------------------
           Corporation.
           ------------

     (v)   Dividends and Distributions.  No dividend or distribution  (including
           ---------------------------------------------------------------------
           without  limitation,  any  distribution  paid upon termination of the
           ---------------------------------------------------------------------
           Corporation  or of any class of shares  of the  Corporation)  nor any
           ---------------------------------------------------------------------
           redemption  or repurchase of shares of any class shall be effected by
           ---------------------------------------------------------------------
           the Corporation  other than from the assets held with respect to such
           ---------------------------------------------------------------------
           class  and,  in the case of shares of a  particular  series  within a
           ---------------------------------------------------------------------
           class,  only in accordance  with the relative  rights and preferences
           ---------------------------------------------------------------------
           established  by the  Board  of  Directors  for  any  such  series  in
           ---------------------------------------------------------------------
           accordance with Article II hereof.  No shareholder of any class shall
           ---------------------------------------------------------------------
           have any right or claim  against the assets held with  respect to any
           ---------------------------------------------------------------------
           other  class  except to the extent that such  shareholder  has such a
           ---------------------------------------------------------------------
           right or claim  hereunder  as a  shareholder  of such other  class or
           ---------------------------------------------------------------------
           pursuant   to  any   right  of   indemnification   afforded   to  the
           ---------------------------------------------------------------------
           Corporation's  officers or directors under the  Corporation's  bylaws
           ---------------------------------------------------------------------
           and/or under Virginia corporate law.
           ------------------------------------

                                   ARTICLE IV

A separate series of the Commonwealth  Cash Reserve Fund Class, to be designated
--------------------------------------------------------------------------------
as  "Commonwealth  Cash Reserve Fund - Series A," is hereby  constituted and one
--------------------------------------------------------------------------------
billion  (1,000,000,000)  shares of such class are  designated as shares of such
--------------------------------------------------------------------------------
new series.
-----------

                                    ARTICLE V

In addition to those powers set forth in the Code of Virginia in Section 13.1-627 as they may be hereafter changed, the Corporation shall have to power to issue, sell, purchase, redeem, acquire, hold, resell, reissue, retire or cancel (all without the vote or consent of the shareholders of the Corporation) shares of its capital stock in any manner and to the extent now or hereafter permitted by the laws of the Commonwealth of Virginia and these Articles of Incorporation and authorized by its Board of Directors.

                                   ARTICLE VI

The Corporation shall, subject to legal requirements and limitations, redeem any of its issued and outstanding shares of stock at the option of any shareholder upon the terms and conditions determined from time to time by the Board of Directors for a consideration not exceeding the proportionate interest of such shares of stock in the assets of the Corporation or in the cash equivalent of the proportionate interest of such shares of stock in the assets of the Corporation.

                                   ARTICLE VII

Except to the extent necessary to satisfy any requirements of the Investment Company Act of 1940, any action to be taken or authorized, which would otherwise require approval by the affirmative vote of more than a majority of the outstanding shares of the capital stock of the Corporation, that action shall be valid if taken or authorized by the affirmative vote of the holders of a majority of the total number of shares entitled to thereon.

                                  ARTICLE VIII

No provisions of these Articles shall be effective to require a waiver of compliance with any provision of the Securities Act of 1933 or the Investment Company Act of 1940 or any valid rule, regulation or order of the Securities and Exchange Commission thereunder.

                                   ARTICLE IX

The Board of Directors from time to time may authorize the Corporation to enter into one or more custodial agreements or arrangements whereby assets of the Corporation are deposited in the custody of one or more banks, trust companies or other persons, firms or corporations qualified to perform such services.

                                    ARTICLE X

The Board of Directors from time to time may authorize the Corporation to enter into one or more agreements or arrangements whereby various services including, without limitation, investment adviser, underwriter, broker, dealer, depository, registrar, transfer agent, and divided disbursing agent are performed by other persons, firms or corporations qualified to perform such services.

                                   ARTICLE XI

Except as may be necessary to satisfy the requirements of the Investment Company Act of 1940, shares of Commonwealth Cash Reserve Fund - Series A shall be sold, issued, transferred, held, and titled solely to Virginia cities, counties, towns, and other Virginia public bodies, public officers, municipal corporations and political subdivisions, and to such other persons or entities as the Board of Directors may, from time to time approve.